UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

DAMORA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Crescent Street Building 23, Suite 105 Waltham, MA 02453 (Address of principal executive offices, including zip code)

(781) 281-9020 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00001 par value per share	DMRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2026, Damora Therapeutics, Inc., a Cayman Islands exempted company (the “Company”), entered into indemnification agreements with each of its directors and executive officers (collectively, the “Indemnitees” and, the “Indemnification Agreements”), which replaced and superseded any previous indemnification agreements between the Company and each such individual. The Indemnification Agreements provide for certain indemnification and advancement of expenses by the Company in connection with actions or proceedings arising out of the Indemnitees’ service as directors or officers of the Company or service to other entities at the Company’s request, on the terms and subject to the conditions set forth therein.

The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the complete text of the Indemnification Agreements, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The Company held a special meeting on February 9, 2026 (the “Special Meeting”) to approve all of the proposals in its definitive proxy statement filed on Form DEF 14A with the U.S. Securities and Exchange Commission (the “SEC”) on December 31, 2025 (the “Proxy Statement”). At the Special Meeting, the Company’s stockholders approved, among other matters, the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion and by way of continuation (the “Redomestication”) by means of a plan of conversion (the “Plan of Conversion”), as described in the Proxy Statement. Pursuant to the Plan of Conversion, to effect the Redomestication, the Company (i) filed a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Certificate of Conversion”), with an effective time of 4:45 p.m., Eastern Daylight Time, on July 16, 2026, and (ii) filed the Company’s Cayman Islands memorandum and articles of association (the “Cayman Articles”) with the Cayman Islands Registrar of Companies, with an effective date of July 16, 2026. The Company also filed certificates of designation with the Cayman Islands Registrar of Companies designating the Company’s Series A Non-Voting Convertible Preferred Shares, Series B Non-Voting Convertible Preferred Shares, and Series C Non-Voting Convertible Preferred Shares, each with an effective date of July 16, 2026 (the “Cayman Certificates of Designation”).

Following the Redomestication, the Company’s ordinary shares commenced trading at the open of trading on July 20, 2026, at which time the Company ordinary shares were represented by a new CUSIP number (G2646Y104).

Through the adoption of the Plan of Conversion, from the effective time of the Redomestication:

•
The Company continues its existence as a Cayman Islands exempted company (the “Cayman Company”) and continues to operate its business under the name “Damora Therapeutics, Inc.”
•
The internal affairs of the Company ceased to be governed by Delaware law and instead are governed by Cayman Islands law.
•
The Company ceased to be governed by the Company’s amended and restated certificate of incorporation and the Company’s amended and restated by-laws and instead is governed by the provisions of the Cayman Articles.
•
The Redomestication did not result in any change in the Company’s business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Redomestication).
•
The Company continues to be treated as a U.S. corporation for all purposes under the Internal Revenue Code of 1986, as amended.
•
Each outstanding share of Company common stock automatically converted into one ordinary share, par value $0.00001 per share, of the Cayman Company (the “Company ordinary shares”).
•
Each outstanding share of any series of Company preferred stock automatically converted into one outstanding share of the corresponding series of the preferred shares of the Cayman Company.
•
Shareholders of the Company are not required to exchange their existing stock certificates (if any) for new share certificates.
•
Each outstanding option or right to acquire shares of Company common stock continues in existence in the form of and automatically becomes an option or right to acquire an equal number of Company ordinary shares under the same terms and conditions.
•
Each outstanding restricted stock unit of the Company continues in existence in the form of and automatically becomes a restricted stock unit of the Cayman Company under the same terms and conditions.
•
The Cayman Company continues to be a publicly held company and will continue to file required periodic reports and other documents with the SEC. The Cayman Company and its shareholders are in the same respective positions under the federal securities laws as before the Redomestication.

•
The Company ordinary shares resulting from the Redomestication continue to be traded on Nasdaq under the symbol “DMRA.” Other than the trading of the Company ordinary shares under a new CUSIP number (G2646Y104) beginning at the open of trading on July 20, 2026, the Redomestication did not cause any interruption in the trading of such Company ordinary shares.
•
The Company’s management, including all directors and officers, remain the same in connection with the Redomestication and have the same positions with the Cayman Company.
•
The Redomestication did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue as rights and obligations of the Cayman Company.
•
The Redomestication did not have any material accounting implications.

Certain rights of the Company’s shareholders were changed as a result of the Redomestication. A more detailed description of the Plan of Conversion, Cayman Articles, and the effects of the Redomestication, is set forth in Proposal No. 3 of the Proxy Statement beginning on page 101, and the description contained therein is incorporated herein by reference.

The foregoing descriptions of the Plan of Conversion, Cayman Articles, and Cayman Certificates of Designation do not purport to be complete and are subject to and qualified in their entirety by the full text of the Plan of Conversion, Cayman Articles, and Cayman Certificates of Designation, copies of which are attached hereto as Exhibits 2.1, 3.1, 3.2, 3.3, and 3.4, respectively, and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 17, 2026, the Company issued a press release announcing the consummation of the Redomestication, which is included in this Current Report on Form 8-K as Exhibit 99.1.

The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1*	Plan of Conversion.
3.1*	Cayman Memorandum and Articles of Association.
3.2*	Cayman Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Shares, effective July 16, 2026.
3.3*	Cayman Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares, effective July 16, 2026.
3.4*	Cayman Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares, effective July 16, 2026.
10.1*	Form of Indemnification Agreement for directors and officers.
99.1*	Press Release, issued on July 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Damora Therapeutics, Inc. (Registrant)

Date: July 20, 2026	By:	/s/ Jennifer Jarrett
Jennifer Jarrett
President and Chief Executive Officer